UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 28, 2008


                         TRI CITY BANKSHARES CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Wisconsin                       0-9785                 39-1158740
  ---------------------------           ----------           ------------------
 (State or other jurisdiction          (Commission             (IRS Employer
       of incorporation)               File Number)          Identification No.)

         6400 South 27th Street
          Oak Creek, Wisconsin                                    53154
  --------------------------------------                        --------
 (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (414) 761-1610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

     The information in this report, including the exhibits attached hereto, is furnished solely pursuant to Item 2.02 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Further, the information in this report, including the exhibits, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On January 28, 2008, Tri City Bankshares Corporation mailed information to its shareholders regarding operating results for the fourth quarter and year to date periods ending December 31, 2007 and 2006. A copy of the information is attached as Exhibit 99.1.

ITEM 8.01  OTHER EVENTS

     On January 28,  2008,  the Company  announced  that it had  terminated  its
Dividend Reinvestment Plan ("DRIP") effective immediately following the reinvestment on behalf of shareholders currently participating in the DRIP of the quarterly dividend paid by the Company on January 28, 2008 . Attached to this Report as Exhibits 99.2 and 99.3, respectively, are copies of a formal notice regarding termination of the DRIP and of a cover letter from the Company's Chairman to shareholders discussing the Company's reasons for this action. Such Notice and cover letter were first mailed to shareholders on January 28, 2008.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

    (d)    Exhibits

           Exhibit No.                   Description
           ----------                    -----------
              99.1 Report to shareholders with quarterly financial information and Management comments

              99.2          Notice of DRIP termination

              99.3          Chairman's letter to shareholders



FORWARD-LOOKING STATEMENTS
--------------------------

With the exception of historical information, the statements set forth in this Report and the accompanying Exhibit 99.1 may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. "Forward-looking statements" are those statements that speak of the Corporation's plans, goals, beliefs or expectations, refer to estimates or use similar terms. Future filings by the Corporation with the Securities and Exchange Commission, and statements other than historical facts contained in written material, press releases and oral statements issued by, or on behalf of the Corporation may also contain forward-looking statements. Forward-looking statements are subject to significant risks and uncertainties and the Corporation's actual results may differ materially from the results discussed in such forward-looking statements. Factors that might cause actual results to differ from the results discussed in forward-looking statements include, but are not limited to, the factors set forth in Item 1A of the Corporation's Annual Report on Form 10-K for the year ended December 31, 2006, which item is incorporated herein by reference. All forward-looking statements contained in this report or which may be contained in future statements made for or on behalf of the Corporation are based upon information available at the time the statement is made and the Corporation assumes no obligation to update any forward-looking statement.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 28, 2008                      TRI CITY BANKSHARES CORPORATION
      ------------------------
                                             By: /s/Thomas W. Vierthaler
                                                 ------------------------------
                                                 Thomas W. Vierthaler
                                                 Vice President & Comptroller
                                                 (Chief Accounting Officer)